UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-06310
Legg Mason Partners Variable Income Trust
(Exact name of registrant as specified in charter)
55 Water Street, New York, NY 10041
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2008

ITEM 1. REPORT TO STOCKHOLDERS.
     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2008

Legg Mason Partners
Variable High
Income Portfolio

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio’s primary objective is high current income. Its secondary objective is capital appreciation.

What’s inside

Letter from the chairman	I

Portfolio overview	1

Portfolio at a glance	6

Portfolio expenses	7

Portfolio performance	9

Historical performance	10

Schedule of investments	11

Statement of assets and liabilities	27

Statement of operations	28

Statements of changes in net assets	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	41

Additional information	42

Important tax information	50

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended October 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% and 2.8% during the first and second quarters of 2008, respectively. This rebound was due, in part, to rising exports that were buoyed by a weakening U.S. dollar, and solid consumer spending, which was aided by the government’s tax rebate program. The dollar’s rally and the end of the rebate program, combined with other strains on the economy, then caused GDP to take a step backward in the third quarter of 2008. According to the preliminary estimate released by the U.S. Department of Commerce, third quarter 2008 GDP declined 0.5%.

The latest Bureau of Economic Research release indicates that the U.S. is currently in recession. Evidence supporting this conclusion includes a slowdown in consumer spending, with four consecutive months of declining retail sales from July through October 2008. According to the Department of Commerce, October’s 2.8% fall in retail sales is the sharpest decline since it began tracking this data in 1992. In terms of the job market, the U.S. Department of Labor reported that payroll employment declined in each of the first 10 months of 2008. Year-to-date through October, roughly 1.2 million jobs have been shed and the unemployment rate now stands at 6.5%, its highest level since 1994.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September 2008, the Fed held rates

Legg Mason Partners Variable High Income Portfolio   I

Letter from the chairman continued

steady. Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%. The Fed again cut rates from 1.50% to 1.00% at its regularly scheduled meeting on October 29, 2008. In conjunction with its October meeting, the Fed stated: “The pace of economic activity appears to have slowed markedly, owing importantly to a decline in consumer expenditures. ... Moreover, the intensification of financial market turmoil is likely to exert additional restraint on spending, partly by further reducing the ability of households and businesses to obtain credit.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. In mid-September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, on October 3, 2008, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by President Bush. As part of TARP, the Treasury had planned to make a $250 billion capital injection into some of the nation’s largest banks. However, in November 2008 (after the reporting period ended), Treasury Secretary Paulson said the Treasury no longer intended to use TARP to purchase bad loans and other troubled financial assets.

During the 12-month reporting period ended October 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of the reporting period, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. At one point in September, the yield available from the three-month Treasury bill fell to 0.04%, as investors were essentially willing to forgo any return

II   Legg Mason Partners Variable High Income Portfolio

potential in order to access the relative safety of government-backed securities. During the 12 months ended October 31, 2008, two-year Treasury yields fell from 3.94% to 1.56%. Over the same time frame, 10-year Treasury yields moved from 4.48% to 4.01%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexiv, returned 0.30%.

Periods of increased investor risk aversion caused the high-yield bond market to produce extremely poor results over the 12 months ended October 31, 2008. While the asset class rallied on several occasions, it was not enough to overcome numerous flights to quality. In particular, seizing credit markets, coupled with fears of a global recession and rising corporate bond default rates, sent high-yield bond prices sharply lower in September and October 2008. During those two months, the Citigroup High Yield Market Indexv (the “Index”) returned -8.01% and -15.34%, respectively. Over the 12 months ended October 31, 2008, the Index returned -25.69%.

Despite periods of extreme market volatility, emerging market debt prices held up fairly well during the first 10 months of the reporting period. During that time, the asset class was supported by solid demand, superior growth rates in emerging market countries, increased domestic spending and rating upgrades in countries such as Brazil. However, fears of a global recession, falling commodity prices and seizing credit markets sent emerging market debt prices sharply lower in September and October 2008. During those months, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -6.84% and -14.89%, respectively. Over the 12 months ended October 31, 2008, the EMBI Global returned -19.13%.

A special note regarding increased market volatility

In recent months, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment

Legg Mason Partners Variable High Income Portfolio   III

Letter from the chairman continued

choices. And rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your portfolio
As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Portfolio’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Portfolio’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Portfolio is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

Important information with regard to recent regulatory developments that may affect the Portfolio is contained in the Notes to Financial Statements included in this report.

IV   Legg Mason Partners Variable High Income Portfolio

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 1, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Partners Variable High Income Portfolio   V

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Portfolio overview

Q. What is the Portfolio’s investment strategy?
A. The Portfolio seeks to provide high current income with capital appreciation as a secondary objective. The Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, in high-yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics. The Fund may invest up to 50% of its assets in foreign currency denominated securities and without limit in U.S. dollar denominated securities of foreign issuers.

We attempt to minimize the risk of any individual security by diversifying the Portfolio’s investments across a broad range of issuers and industries. In selecting securities, we consider and compare the relative yields of various types of obligations. In particular, we seek to maximize current income by generally purchasing securities of lower credit quality, but offering higher current yield. In selecting securities for the Portfolio, we employ a forward-looking strategy as we seek to identify companies that exhibit favorable earnings prospects or demonstrate a potential for higher ratings over time.

At Western Asset Management Company (“Western Asset”), the Portfolio’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Portfolio’s reporting period?
A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 3.94% and 4.48%, respectively. Treasury yields moved lower—and their prices moved higher—toward the end of 2007 and during the first quarter of 2008, as concerns regarding the subprime mortgage market and a severe credit crunch caused a “flight to quality.” During this period, investors were drawn to the relative safety of Treasuries, while increased risk aversion caused other segments of the bond market to falter.

Treasury yields then moved higher in April, May and early June 2008, as the economy performed better than expected and inflation moved higher. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June, resulting in another flight to quality. Investors’ risk aversion then intensified in September and October 2008 given the severe disruptions in

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   1

Portfolio overview continued

the global financial markets. During this time, virtually every asset class, with the exception of short-term Treasuries, performed poorly. At the end of the fiscal year, two- and 10-year Treasury yields were 1.56% and 4.01%, respectively. The Moody’s Investor Service speculative default rate more than tripled during the period, albeit from a low base. Defaults began the period at 1.08%, and after touching a low of 1.00% in December, they climbed to 3.31% by the end of the period.

The Fed attempted to stimulate economic growth by cutting the federal funds rateii from 5.25% to 2.00% from September 2007 through April 2008. It then held rates steady until October 2008, citing inflationary pressures triggered by soaring oil prices. However, with the global economy moving toward a recession, oil prices falling sharply, and the financial markets in disarray, the Fed lowered interest rates twice in October 2008. The first cut occurred on October 8, 2008, as the Fed and several other central banks around the world lowered rates in a coordinated effort. At that time, the Fed reduced the federal funds rate from 2.00% to 1.50%. Three weeks later, at its regularly scheduled meeting on October 29, 2008, the Fed lowered rates from 1.50% to 1.00%. The Fed also left the door open to further actions, saying: “The Committee will monitor economic and financial developments carefully and will act as needed to promote sustainable economic growth and price stability.”

Q. How did we respond to these changing market conditions?
A. We continued to conduct extensive research to identify individual securities which we believe have experienced reasonable fundamental credit improvement in industries in which we have a higher level of comfort. In those cases, we made an effort to move down the capital structure by buying subordinated debt when there was an opportunity to generate significant incremental yield.

2   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

Performance review
For the 12 months ended October 31, 2008, Legg Mason Partners Variable High Income Portfolio1 returned -28.03%. The Portfolio’s unmanaged benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexiii, and its former unmanaged benchmark, the Citigroup High Yield Market Indexiv, returned -25.41% and -25.69%, respectively, for the same period. The Lipper Variable High Current Yield Funds Category Average2 returned -24.76% over the same time frame.

PERFORMANCE SNAPSHOT as of October 31, 2008 (unaudited)

	6 MONTHS	12 MONTHS
Variable High Income Portfolio[1]	-26.39%	-28.03%

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index	-24.86%	-25.41%

Citigroup High Yield Market Index	-25.23%	-25.69%

Lipper Variable High Current Yield Funds Category Average[2]	-23.76%	-24.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Portfolio returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Portfolio expenses.

The 30-Day SEC Yield for the period ended October 31, 2008 was 17.73%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Portfolio’s most current prospectus dated February 28, 2008, as supplemented June 6, 2008, the gross total operating expense ratio was 0.75%.

1 The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.
2 Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 108 funds for the six-month period and among the 104 funds for the 12-month period in the Portfolio’s Lipper category.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   3

Portfolio overview continued

Q. What were the leading contributors to performance?
A. Sub-sector allocation had a positive impact on performance due in large part to our overweights in Capital Goods1 and Transportation2. Our underweights in General Motors Acceptance Corp. in the Financials sector and R.H. Donnelly Inc. in the Media — Non-Cable sub-sector also contributed to relative performance.

Q. What were the leading detractors from performance?
A. An overweight to lower-rated issues hurt the Portfolio’s relative performance as CCC and below-rated issues significantly underperformed their BB-rated counterparts. The Portfolio’s performance was also negatively impacted by holding three securities that defaulted during the period: Buffets Inc., Leiner Health Products Inc. and SemGroup LP. The trailing 12-month issuer weighted default rate for the Portfolio was 1.49% versus Moody’s Investor Service speculative default rate of 3.31%.

Q. Were there any significant changes to the Portfolio during the reporting period?
A. There were no significant changes to the Portfolio during the reporting period.

Thank you for your investment in Legg Mason Partners Variable High Income Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2008

1 Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.
2 Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

4   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. Please refer to pages 11 through 26 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of October 31, 2008 were: Consumer Discretionary (17.2%), Energy (14.6%), Industrials (13.9%), Financials (11.2%) and Utilities (9.0%). The Portfolio’s composition is subject to change at any time.

RISKS: Keep in mind, high-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Portfolio is subject to fluctuations in share price as interest rates rise and fall and is subject to certain risks of overseas investing, including currency fluctuations, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging markets. As interest rates rise, bond prices fall, reducing the value of the Portfolio’s share price. The Portfolio may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Portfolio performance. Please see the Portfolio’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii	The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   5

Portfolio at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — October 31, 2008

6   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

Portfolio expenses (unaudited)

Example
As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2008 and held for the six months ended October 31, 2008.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ACTUAL TOTAL	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
RETURN[2]	VALUE	VALUE	RATIO	THE PERIOD[3]
(26.39)%	$1,000.00	$736.10	0.72%	$3.14

[1]	For the six months ended October 31, 2008.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio expenses (unaudited) continued

Hypothetical example for comparison purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

HYPOTHETICAL	BEGINNING	ENDING	ANNUALIZED	EXPENSES
ANNUALIZED	ACCOUNT	ACCOUNT	EXPENSE	PAID DURING
TOTAL RETURN	VALUE	VALUE	RATIO	THE PERIOD[2]
5.00%	$1,000.00	$1,021.52	0.72%	$3.66

[1]	For the six months ended October 31, 2008.

[2]	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

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Portfolio performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

Twelve Months Ended 10/31/08	(28.03)%

Five Years Ended 10/31/08	(0.68)

Ten Years Ended 10/31/08	0.96

CUMULATIVE TOTAL RETURN[1]

10/31/98 through 10/31/08	10.04%

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO VS. BARCLAYS CAPITAL U.S. CORPORATE HIGH YIELD 2% ISSUER CAP INDEX AND CITIGROUP HIGH YIELD MARKET INDEX† — October 1998 - October 2008

†	Hypothetical illustration of $10,000 invested in Legg Mason Partners Variable High Income Portfolio on October 31, 1998, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2008. The Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective January 1, 2008, the Portfolio’s benchmark changed from the Citigroup High Yield Market Index to the Barclays Capital (formerly Lehman Brothers) U.S. Corporate High Yield 2% Issuer Cap Index. The benchmark was changed to better reflect the composition of the Portfolio’s holdings.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of investments
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 87.8%

CONSUMER DISCRETIONARY — 16.5%

	Auto Components — 1.0%

$320,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$171,200

300,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	136,500

	Visteon Corp., Senior Notes:

1,147,000	8.250% due 8/1/10	670,995

983,000	12.250% due 12/31/16(a)	339,135

	Total Auto Components	1,317,830

	Automobiles — 1.0%

	General Motors Corp.:

1,325,000	Notes, 7.200% due 1/15/11	539,938

2,725,000	Senior Debentures, 8.375% due 7/15/33	899,250

	Total Automobiles	1,439,188

	Diversified Consumer Services — 0.7%

	Education Management LLC/Education Management Finance Corp.:

110,000	Senior Notes, 8.750% due 6/1/14	80,850

980,000	Senior Subordinated Notes, 10.250% due 6/1/16	681,100

	Service Corp. International, Senior Notes:

25,000	7.625% due 10/1/18	19,750

280,000	7.500% due 4/1/27	195,300

	Total Diversified Consumer Services	977,000

	Hotels, Restaurants & Leisure — 3.6%
340,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.125% due 2/1/16	212,500

845,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14(c)	6,337

1,400,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	504,000

110,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	71,500

585,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	447,525

600,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	369,000

420,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	346,500

650,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	328,250

1,345,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	598,525

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   11

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 3.6% continued

$260,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	$118,300

685,000	MGM MIRAGE Inc., Notes, 6.750% due 9/1/12	441,825

110,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	64,350

690,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	403,650

350,000	Snoqualmie Entertainment Authority, Senior Secured Notes, 6.875% due 2/1/14(a)(d)	227,500

	Station Casinos Inc., Senior Notes:

410,000	6.000% due 4/1/12	152,725

1,005,000	7.750% due 8/15/16	341,700

275,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10(a)	240,625

	Total Hotels, Restaurants & Leisure	4,874,812

	Household Durables — 1.7%

105,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	86,625

720,000	K Hovnanian Enterprises Inc., Senior Secured Notes, 11.500% due 5/1/13(a)	586,800

1,225,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,071,875

630,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	519,750

	Total Household Durables	2,265,050

	Internet & Catalog Retail — 0.3%

65,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16(a)	48,425

435,000	Ticketmaster, Senior Notes, 10.750% due 8/1/16(a)	367,575

	Total Internet & Catalog Retail	416,000

	Media — 6.0%
	Affinion Group Inc.:

140,000	Senior Notes, 10.125% due 10/15/13	98,700

1,675,000	Senior Subordinated Notes, 11.500% due 10/15/15	1,013,375

1,378,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	626,990

1,300,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	819,000

380,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12(e)	220,400

355,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	142,000

See Notes to Financial Statements.

12   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Media — 6.0% continued

$1,310,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	$1,070,925

	CSC Holdings Inc., Senior Notes:

360,000	8.125% due 7/15/09	345,600

60,000	7.625% due 4/1/11	55,500

740,000	6.750% due 4/15/12	643,800

1,091,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, 9.875% due 8/15/13	411,852

290,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	273,325

	EchoStar DBS Corp., Senior Notes:

390,000	6.625% due 10/1/14	313,950

330,000	7.750% due 5/31/15	269,775

1,650,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	237,188

500,000	R.H. Donnelley Corp., Senior Discount Notes, 6.875% due 1/15/13	117,500

180,000	R.H. Donnelley Inc., 11.750% due 5/15/15(a)	71,100

495,000	Sun Media Corp., 7.625% due 2/15/13	418,275

	TL Acquisitions Inc.:

850,000	Senior Notes, 10.500% due 1/15/15(a)	510,000

860,000	Senior Subordinated Notes, step bond to yield 11.202% due 7/15/15(a)	434,300

	Total Media	8,093,555
	Multiline Retail — 1.3%

1,010,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(b)	830,725

	Neiman Marcus Group Inc.:

80,000	Senior Secured Notes, 7.125% due 6/1/28	46,800

1,350,000	Senior Notes, 9.000% due 10/15/15(b)	931,500

	Total Multiline Retail	1,809,025

	Specialty Retail — 0.5%

165,000	AutoNation Inc., Senior Notes, 7.000% due 4/15/14	108,075

745,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	428,375

185,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	187,775

	Total Specialty Retail	724,225

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   13

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Textiles, Apparel & Luxury Goods — 0.4%

$600,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	$495,000

	TOTAL CONSUMER DISCRETIONARY	22,411,685

CONSUMER STAPLES — 2.2%

	Beverages — 0.7%

1,000,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	895,000

	Food Products — 0.8%

	Dole Food Co. Inc., Senior Notes:

40,000	8.625% due 5/1/09	36,200

1,200,000	7.250% due 6/15/10	882,000

44,000	8.875% due 3/15/11	30,580

140,000	Stater Brothers Holdings Inc., 7.750% due 4/15/15	115,500

	Total Food Products	1,064,280

	Household Products — 0.3%

20,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	20,050

555,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	385,725

	Total Household Products	405,775

	Tobacco — 0.4%

	Alliance One International Inc., Senior Notes:

490,000	8.500% due 5/15/12	379,750

275,000	11.000% due 5/15/12	233,750

	Total Tobacco	613,500

	TOTAL CONSUMER STAPLES	2,978,555

ENERGY — 13.9%

	Energy Equipment & Services — 1.5%

995,000	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	1,033,696

250,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	171,250

240,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	178,800

480,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	357,600

320,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	264,000

130,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	101,085

	Total Energy Equipment & Services	2,106,431

	Oil, Gas & Consumable Fuels — 12.4%
750,000	Atlas Pipeline Partners LP, 8.750% due 6/15/18(a)	510,000

1,530,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,239,300

See Notes to Financial Statements.

14   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.4% continued

$2,325,000	Chesapeake Energy Corp., Senior Notes, 6.375% due 6/15/15	$1,796,062

295,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	199,125

830,761	Corral Finans AB, Senior Secured Subordinated Bonds, 6.253% due 4/15/10(a)(b)(d)	560,764

	El Paso Corp., Medium-Term Notes:

1,500,000	8.050% due 10/15/30	1,047,006

2,376,000	7.800% due 8/1/31	1,660,860

	Enterprise Products Operating LP:

660,000	Junior Subordinated Notes, 8.375% due 8/1/66(d)	490,681

175,000	Subordinated Notes, 7.034% due 1/15/68(d)	113,041

1,370,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	1,116,550

1,055,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	891,475

	Mariner Energy Inc., Senior Notes:

495,000	7.500% due 4/15/13	344,025

230,000	8.000% due 5/15/17	136,850

200,000	OPTI Canada Inc., Senior Secured Notes, 7.875% due 12/15/14	121,000

600,000	Parallel Petroleum Corp., 10.250% due 8/1/14	400,500

	Petrohawk Energy Corp., Senior Notes:

490,000	9.125% due 7/15/13	379,750

160,000	7.875% due 6/1/15(a)	109,200

	Petroplus Finance Ltd., Senior Notes:

310,000	6.750% due 5/1/14(a)	209,250

240,000	7.000% due 5/1/17(a)	158,400

510,000	Quicksilver Resources Inc., 8.250% due 8/1/15	357,000

2,000,000	SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	1,330,000

1,485,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(a)(c)(f)	96,525

440,000	Southwestern Energy Co., Senior Notes, 7.500% due 2/1/18(a)	363,000

1,450,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	935,250

160,000	Targa Resources Partners LP, Senior Notes, 8.250% due 7/1/16(a)	100,000

720,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	662,400

985,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17(c)	88,650

640,000	W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	425,600

610,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	436,150

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   15

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 12.4% continued

$600,000	Williams Cos. Inc., Senior Notes, 7.625% due 7/15/19	$495,841

	Total Oil, Gas & Consumable Fuels	16,774,255

	TOTAL ENERGY	18,880,686

FINANCIALS — 10.4%

	Commercial Banks — 0.4%

250,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14(a)	133,750

	TuranAlem Finance BV, Bonds:

470,000	8.250% due 1/22/37(a)	190,350

340,000	8.250% due 1/22/37(a)	109,650

170,000	Wells Fargo Capital XV, Subordinated Notes, 9.750% due 9/26/13(d)(g)	165,056

	Total Commercial Banks	598,806

	Consumer Finance — 4.6%

	Ford Motor Credit Co., Senior Notes:

542,000	8.069% due 6/15/11(d)	354,658

500,000	7.569% due 1/13/12(d)	302,764

4,880,000	12.000% due 5/15/15	3,102,196

3,485,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	1,582,364

	SLM Corp., Senior Notes:

25,000	3.765% due 10/25/11(d)	17,542

1,370,000	8.450% due 6/15/18	932,025

	Total Consumer Finance	6,291,549

	Diversified Financial Services — 3.6%
450,000	Capmark Financial Group Inc., 5.875% due 5/10/12	112,545

650,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	386,750

370,000	Citigroup Inc., Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18(d)(g)	257,649

650,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(d)(g)	528,142

	Leucadia National Corp., Senior Notes:

560,000	8.125% due 9/15/15	498,400

550,000	7.125% due 3/15/17	473,000

	Residential Capital LLC:

598,000	Junior Secured Notes, 9.625% due 5/15/15(a)	152,490

1,048,000	Senior Secured Notes, 8.500% due 5/15/10(a)	513,520

555,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	396,825

See Notes to Financial Statements.

16   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 3.6% continued

	TNK-BP Finance SA:

$767,000	7.875% due 3/13/18(a)	$318,305

374,000	Senior Notes, 7.875% due 3/13/18(a)	166,430

150,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 11.825% due 10/1/15	118,500

1,135,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	947,725

	Total Diversified Financial Services	4,870,281

	Insurance — 0.2%

1,350,000	American International Group Inc., Junior Subordinated Debentures, 8.175% due 5/15/58(a)(d)	215,800

	Real Estate Investment Trusts (REITs) — 0.5%

40,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	28,200

625,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	493,750

205,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	169,125

	Total Real Estate Investment Trusts (REITs)	691,075

	Real Estate Management & Development — 0.5%

560,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15(c)	114,800

	Realogy Corp.:

910,000	10.500% due 4/15/14	295,750

162,275	11.000% due 4/15/14(b)	46,248

905,000	Senior Subordinated Notes, 12.375% due 4/15/15	183,263

	Total Real Estate Management & Development	640,061
	Thrifts & Mortgage Finance — 0.6%

1,075,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27(e)	806,250

	TOTAL FINANCIALS	14,113,822

HEALTH CARE — 7.4%

	Health Care Equipment & Supplies — 0.8%
1,200,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17	798,000

380,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(b)	318,250

	Total Health Care Equipment & Supplies	1,116,250

	Health Care Providers & Services — 6.5%
1,290,000	CRC Health Corp., 10.750% due 2/1/16	664,350

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   17

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Health Care Providers & Services — 6.5% continued

	DaVita Inc.:

$450,000	Senior Notes, 6.625% due 3/15/13	$397,125

385,000	Senior Subordinated Notes, 7.250% due 3/15/15	331,100

	HCA Inc.:

1,490,000	Notes, 6.375% due 1/15/15	894,000

	Senior Secured Notes:

400,000	9.125% due 11/15/14	345,000

2,155,000	9.625% due 11/15/16(b)	1,740,162

875,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	695,625

	Tenet Healthcare Corp., Senior Notes:

650,000	7.375% due 2/1/13	533,000

1,960,000	9.875% due 7/1/14	1,612,100

	Universal Hospital Services Inc., Senior Secured Notes:

260,000	6.303% due 6/1/15(d)	178,100

245,000	8.500% due 6/1/15(b)	197,225

1,674,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12(b)(d)	1,180,170

	Total Health Care Providers & Services	8,767,957

	Pharmaceuticals — 0.1%

2,085,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(f)	109,463

	TOTAL HEALTH CARE	9,993,670

INDUSTRIALS — 13.4%

	Aerospace & Defense — 2.0%
480,000	BE Aerospace Inc., 8.500% due 7/1/18	414,000

	DRS Technologies Inc., Senior Subordinated Notes:

75,000	6.625% due 2/1/16	74,625

680,000	7.625% due 2/1/18	676,600

1,675,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	979,875

645,000	L-3 Communications Corp., Senior Subordinated Notes, 5.875% due 1/15/15	532,125

	Total Aerospace & Defense	2,677,225
	Airlines — 2.8%
1,400,000	Continental Airlines Inc., Pass-Through Certificates, 7.339% due 4/19/14	931,000

1,000,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	755,000

See Notes to Financial Statements.

18   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Airlines — 2.8% continued

$508,236	Delta Air Lines Inc., 8.954% due 8/10/14(e)	$304,941

	United Airlines Inc., Pass-Through Certificates:

365,000	6.831% due 9/1/08	383,250

888,598	7.811% due 10/1/09(e)	910,813

437,290	8.030% due 7/1/11(e)	426,358

160,000	6.932% due 9/1/11(e)	168,000

	Total Airlines	3,879,362
	Building Products — 1.4%

	Associated Materials Inc.:

1,100,000	Senior Discount Notes, step bond to yield 13.622% due 3/1/14	599,500

745,000	Senior Subordinated Notes, 9.750% due 4/15/12	666,775

150,000	Nortek Inc., Senior Secured Notes, 10.000% due 12/1/13	111,000

1,860,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.326% due 3/1/14	567,300

	Total Building Products	1,944,575

	Commercial Services & Supplies — 2.9%

	DynCorp International LLC/DIV Capital Corp.:

300,000	9.500% due 2/15/13(a)	258,750

1,970,000	Senior Subordinated Notes, 9.500% due 2/15/13	1,684,350

900,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	882,000

540,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	326,700

	US Investigations Services Inc.:

840,000	11.750% due 5/1/16(a)	541,800

250,000	Senior Subordinated Notes, 10.500% due 11/1/15(a)	193,750

	Total Commercial Services & Supplies	3,887,350

	Construction & Engineering — 0.2%

300,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15(a)	255,000

	Electrical Equipment — 0.1%

140,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	77,700
	Industrial Conglomerates — 0.3%
	Sequa Corp., Senior Notes:

370,000	11.750% due 12/1/15(a)	231,250

382,487	13.500% due 12/1/15(a)(b)	219,930

	Total Industrial Conglomerates	451,180

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   19

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Machinery — 0.2%

$360,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	$286,200

	Road & Rail — 2.1%

2,085,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	1,297,912

	Kansas City Southern de Mexico, Senior Notes:

1,230,000	9.375% due 5/1/12	1,045,500

450,000	7.625% due 12/1/13	354,375

145,000	7.375% due 6/1/14	114,188

	Total Road & Rail	2,811,975

	Trading Companies & Distributors — 1.2%

465,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	295,275

335,000	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15(a)	212,725

600,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	321,000

1,145,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)	795,775

	Total Trading Companies & Distributors	1,624,775

	Transportation Infrastructure — 0.2%

	Swift Transportation Co., Senior Secured Notes:

230,000	10.554% due 5/15/15(a)(d)	47,150

1,270,000	12.500% due 5/15/17(a)	292,100

	Total Transportation Infrastructure	339,250

	TOTAL INDUSTRIALS	18,234,592

INFORMATION TECHNOLOGY — 1.1%

	Electronic Equipment, Instruments & Components — 0.1%

240,000	NXP BV/NXP Funding LLC, Senior Secured Notes, 7.503% due 10/15/13(d)	106,500

	IT Services — 0.6%

540,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(a)(b)	337,500

660,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	425,700

40,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	28,200

	Total IT Services	791,400

	Semiconductors & Semiconductor Equipment — 0.1%

	Freescale Semiconductor Inc., Senior Notes:

70,000	8.875% due 12/15/14	31,500

140,000	9.125% due 12/15/14(b)	51,800

	Total Semiconductors & Semiconductor Equipment	83,300

See Notes to Financial Statements.

20   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
	Software — 0.3%

$795,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	$488,925

	TOTAL INFORMATION TECHNOLOGY	1,470,125

MATERIALS — 7.3%

	Chemicals — 1.2%

1,510,000	Georgia Gulf Corp., Senior Notes, 10.750% due 10/15/16	400,150

760,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12	725,800

1,420,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27(a)	411,800

60,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	43,500

	Total Chemicals	1,581,250

	Containers & Packaging — 0.4%

100,000	Berry Plastics Holding Corp., 10.250% due 3/1/16	48,500

235,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15(a)	169,200

600,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(e)(f)	0

480,000	Solo Cup Co., Senior Subordinated Notes, 8.500% due 2/15/14	324,000

	Total Containers & Packaging	541,700

	Metals & Mining — 2.8%

910,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	715,338

1,020,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	719,100

1,190,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14(d)	452,200

1,110,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	749,250

1,825,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15(a)	1,250,125

	Total Metals & Mining	3,886,013
	Paper & Forest Products — 2.9%
	Abitibi-Consolidated Co. of Canada:

1,508,000	15.500% due 7/15/10(a)	580,580

1,370,000	Senior Secured Notes, 13.750% due 4/1/11(a)	1,089,150

1,400,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	847,000

	NewPage Corp., Senior Secured Notes:

1,590,000	9.051% due 5/1/12(d)	1,120,950

40,000	10.000% due 5/1/12	27,400

222,546	Newpage Holding Corp., 9.986% due 11/1/13(b)(d)	161,346

290,000	Verso Paper Holdings LLC, 11.375% due 8/1/16	117,450

	Total Paper & Forest Products	3,943,876

	TOTAL MATERIALS	9,952,839

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   21

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 8.0%

	Diversified Telecommunication Services — 6.4%
$180,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	$101,700

	Citizens Communications Co.:

65,000	Debentures, 7.050% due 10/1/46	27,950

615,000	Senior Notes, 7.875% due 1/15/27	310,575

695,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10(c)(e)(f)	0

420,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(i)	12,600

50,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	43,000

1,500,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14(a)	1,297,500

375,000	Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16(a)	315,938

	Level 3 Financing Inc., Senior Notes:

745,000	9.250% due 11/1/14	428,375

775,000	6.845% due 2/15/15(d)	356,500

1,650,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	1,394,250

2,125,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	1,471,562

1,615,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	1,073,975

1,310,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(a)	1,015,250

1,020,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	775,200

	Total Diversified Telecommunication Services	8,624,375
	Wireless Telecommunication Services — 1.6%
180,000	iPCS Inc., Senior Secured Notes, 4.926% due 5/1/13(d)	139,500

	Sprint Capital Corp.:

400,000	Global Notes, 7.625% due 1/30/11	332,159

120,000	Notes, 8.750% due 3/15/32	78,745

	Senior Notes:

170,000	8.375% due 3/15/12	136,943

1,450,000	6.875% due 11/15/28	849,957

1,810,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	642,550

	Total Wireless Telecommunication Services	2,179,854

	TOTAL TELECOMMUNICATION SERVICES	10,804,229

See Notes to Financial Statements.

22   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
UTILITIES — 7.6%

	Gas Utilities — 0.8%

$1,400,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$1,085,000
	Independent Power Producers & Energy Traders — 6.8%
	AES Corp.:

400,000	Secured Notes, 8.750% due 5/15/13(a)	366,000

	Senior Notes:

1,205,000	8.000% due 10/15/17	933,875

200,000	8.000% due 6/1/20(a)	148,000

1,060,000	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	482,300

140,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	105,140

	Edison Mission Energy, Senior Notes:

880,000	7.750% due 6/15/16	710,600

300,000	7.200% due 5/15/19	226,500

450,000	7.625% due 5/15/27	294,750

5,520,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17(a)(b)	3,477,600

428,690	Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	381,534

610,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	536,037

	NRG Energy Inc., Senior Notes:

525,000	7.250% due 2/1/14	460,688

1,345,000	7.375% due 2/1/16	1,163,425

	Total Independent Power Producers & Energy Traders	9,286,449

	TOTAL UTILITIES	10,371,449

	TOTAL CORPORATE BONDS & NOTES (Cost — $182,916,635)	119,211,652
ASSET-BACKED SECURITY — 0.0%

FINANCIAL — 0.0%

	Diversified Financial Services — 0.0%
1,402,534	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (c)(e)(f) (Cost — $1,497,104)	0
CONVERTIBLE BONDS & NOTES — 0.4%

CONSUMER DISCRETIONARY — 0.1%

	Media — 0.1%

270,000	Virgin Media Inc., Senior Notes, 6.500% due 11/15/16(a)	141,750

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   23

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

FACE
AMOUNT	SECURITY	VALUE
INDUSTRIALS — 0.3%

	Marine — 0.3%

$750,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	$403,125

	TOTAL CONVERTIBLE BONDS & NOTES (Cost — $837,118)	544,875

COLLATERALIZED SENIOR LOANS — 3.5%

CONSUMER DISCRETIONARY — 0.6%

	Auto Components — 0.5%

973,871	Allison Transmission, Term Loan B, 5.329% due 8/7/14(d)	668,841

	Textiles, Apparel & Luxury Goods — 0.1%

500,000	Simmons Co., Term Loan, 8.204% due 2/15/12(d)	88,750

	TOTAL CONSUMER DISCRETIONARY	757,591

ENERGY — 0.7%

	Energy Equipment & Services — 0.7%

1,090,454	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(f)	1,008,670

INDUSTRIALS — 0.2%

	Trading Companies & Distributors — 0.2%

530,100	Penhall International Corp., Term Loan, 10.133% due 4/1/12(d)	238,545

MATERIALS — 0.6%

	Containers & Packaging — 0.5%

1,127,528	Berry Plastics Corp., Senior Term Loan, 11.656% due 6/15/14(d)	620,141

	Paper & Forest Products — 0.1%

224,000	Verso Paper Holdings LLC, 10.012% due 2/1/13(d)	134,400

	TOTAL MATERIALS	754,541

UTILITIES — 1.4%

	Independent Power Producers & Energy Traders — 1.4%

2,481,203	Energy Future Holdings, Term Loan, 6.579% due 10/10/14(d)	1,937,199

	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $6,609,908)	4,696,546

COLLATERALIZED MORTGAGE OBLIGATION — 0.2%

790,000	Lehman XS Trust, 3.659% due 7/25/47(d) (Cost — $189,975)	237,000
SOVEREIGN BOND — 0.9%

	Russia — 0.9%

1,430,800	Russian Federation, 7.500% due 3/31/30(a) (Cost — $1,561,976)	1,252,841

See Notes to Financial Statements.

24   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

SHARES	SECURITY	VALUE
COMMON STOCKS — 0.0%

CONSUMER DISCRETIONARY — 0.0%

	Household Durables — 0.0%

2,453,154	Home Interiors & Gifts Inc.(e)(f)*	$3

CONSUMER STAPLES — 0.0%

	Food Products — 0.0%

23,465	Aurora Foods Inc.(e)(f)*	0

TELECOMMUNICATION SERVICES — 0.0%

	Diversified Telecommunication Services — 0.0%

870	McLeodUSA Inc., Class A Shares(e)(f)*	0

	Wireless Telecommunication Services — 0.0%

1	Crown Castle International Corp.*	21

	TOTAL TELECOMMUNICATION SERVICES	21

	TOTAL COMMON STOCKS (Cost — $1,098,307)	24

CONVERTIBLE PREFERRED STOCKS — 0.8%

FINANCIALS — 0.8%

	Diversified Financial Services — 0.8%

1,270	Bank of America Corp., 7.250%	889,000

5,700	Citigroup Inc., 6.500%	183,597

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $1,558,323)	1,072,597

PREFERRED STOCKS — 0.0%

CONSUMER DISCRETIONARY — 0.0%

	Media — 0.0%

2	ION Media Networks Inc., Series B, 12.000%*	1,365

FINANCIALS — 0.0%

	Thrifts & Mortgage Finance — 0.0%

16,625	Federal National Mortgage Association (FNMA), 8.250%(h)*	34,913

	TOTAL PREFERRED STOCKS (Cost — $439,775)	36,278

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   25

Schedule of investments continued
October 31, 2008

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO

WARRANTS		SECURITY	VALUE
WARRANTS — 0.0%

430		Cybernet Internet Services International Inc., Expires 7/1/09(a)(e)(f)*	$0

695		GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(e)(f)*	0

375		IWO Holdings Inc., Expires 1/15/11(a)(e)(f)*	0

165		Jazztel PLC, Expires 5/1/09(a)(e)(f)*	0

435		Merrill Corp., Class B Shares, Expires 5/1/09(a)(e)(f)*	0

		TOTAL WARRANTS (Cost — $182,252)	0

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $196,891,373)	127,051,813

FACE
AMOUNT†
SHORT-TERM INVESTMENTS — 3.1%

		Sovereign Bonds — 0.9%

7,050,000	EGP	Egypt Treasury Bills, zero coupon bond to yield 6.311% due 11/11/08 (Cost — $1,281,566)	1,262,361

		Repurchase Agreement — 2.2%

2,947,000		Morgan Stanley tri-party repurchase agreement dated 10/31/08, 0.150% due 11/3/08; Proceeds at maturity — $2,947,037; (Fully collateralized by U.S. government agency obligation, 5.750% due 5/15/12; Market value — 3,010,870) (Cost — $2,947,000)	2,947,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $4,228,566)	4,209,361

		TOTAL INVESTMENTS — 96.7% (Cost — $201,119,939#)	131,261,174

		Other Assets in Excess of Liabilities — 3.3%	4,436,218

		TOTAL NET ASSETS — 100.0%	$135,697,392

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2008.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).
(f)	Illiquid security.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
(i)	Subsequent to the reporting period, this security went into default.
#	Aggregate cost for federal income tax purposes is $201,798,359.

Abbreviation used in this schedule:
EGP — Egyptian Pound

See Notes to Financial Statements.

26   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

Statement of assets and liabilities
October 31, 2008

ASSETS:

Investments, at value (Cost — $201,119,939)	$131,261,174

Cash	244

Interest receivable	5,231,669

Receivable for securities sold	402,008

Receivable for Portfolio shares sold	12,363

Prepaid expenses	4,108

Other receivables	62,902

Total Assets	136,974,468

LIABILITIES:

Payable for securities purchased	1,059,966

Investment management fee payable	74,587

Trustees’ fees payable	3,770

Payable for Portfolio shares repurchased	147

Accrued expenses	138,606

Total Liabilities	1,277,076

TOTAL NET ASSETS	$135,697,392

NET ASSETS:

Par value (Note 4)	$276

Paid-in capital in excess of par value	274,005,526

Undistributed net investment income	14,504,282

Accumulated net realized loss on investments	(82,953,927)

Net unrealized depreciation on investments	(69,858,765)

TOTAL NET ASSETS	$135,697,392

Shares Outstanding	27,628,496

Net Asset Value	$4.91

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   27

Statement of operations
For the Year Ended October 31, 2008

INVESTMENT INCOME:

Interest	$20,255,772

Dividends	125,378

Total Investment Income	20,381,150

EXPENSES:

Investment management fee (Note 2)	1,238,432

Shareholder reports	232,144

Audit and tax	36,067

Legal fees	10,400

Custody fees	9,116

Insurance	4,193

Trustees’ fees	3,884

Transfer agent fees	145

Miscellaneous expenses	8,636

Total Expenses	1,543,017

Less: Fees paid indirectly (Note 1)	(240)

Net Expenses	1,542,777

NET INVESTMENT INCOME	18,838,373

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTES 1 AND 3):

Net Realized Loss From Investment Transactions	(12,743,255)

Change in Net Unrealized Appreciation/Depreciation From Investments	(63,355,815)

NET LOSS ON INVESTMENTS	(76,099,070)

DECREASE IN NET ASSETS FROM OPERATIONS	$(57,260,697)

See Notes to Financial Statements.

28   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2008	2007
OPERATIONS:

Net investment income	$18,838,373	$20,224,101

Net realized gain (loss)	(12,743,255)	4,115,580

Change in net unrealized appreciation/depreciation	(63,355,815)	(8,408,946)

Increase (Decrease) in Net Assets From Operations	(57,260,697)	15,930,735

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):

Net investment income	(21,000,029)	(21,000,030)

Decrease in Net Assets From Distributions to Shareholders	(21,000,029)	(21,000,030)

PORTFOLIO SHARE TRANSACTIONS (NOTE 4):

Net proceeds from sale of shares	513,547	8,663,386

Reinvestment of distributions	21,000,029	21,000,030

Cost of shares repurchased	(58,988,745)	(47,061,048)

Decrease in Net Assets From Portfolio Share Transactions	(37,475,169)	(17,397,632)

DECREASE IN NET ASSETS	(115,735,895)	(22,466,927)

NET ASSETS:

Beginning of year	251,433,287	273,900,214

End of year*	$135,697,392	$251,433,287

* Includes undistributed net investment income of:	$14,504,282	$16,396,518

See Notes to Financial Statements.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   29

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31:

	2008	2007	2006[1]	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$7.50	$7.66	$7.61	$8.02	$7.67

INCOME (LOSS) FROM OPERATIONS:

Net investment income	0.69	0.61	0.61	0.58	0.58

Net realized and unrealized gain (loss)	(2.62)	(0.17)	0.06	(0.33)	0.32

Total income (loss) from operations	(1.93)	0.44	0.67	0.25	0.90

LESS DISTRIBUTIONS FROM:

Net investment income	(0.66)	(0.60)	(0.62)	(0.66)	(0.55)

Total distributions	(0.66)	(0.60)	(0.62)	(0.66)	(0.55)

NET ASSET VALUE, END OF YEAR	$4.91	$7.50	$7.66	$7.61	$8.02

Total return[2]	(28.03)%	5.98%[3]	9.37%	3.14%[4]	12.33%

NET ASSETS, END OF YEAR (MILLIONS)	$136	$251	$274	$287	$279

RATIOS TO AVERAGE NET ASSETS:

Gross expenses	0.75%	0.69%[5]	0.67%	0.66%	0.66%

Net expenses	0.75 [6,7]	0.68 [5,7]	0.67 [7]	0.66	0.66 [7]

Net investment income	9.13	7.69	7.62	7.31	7.93

PORTFOLIO TURNOVER RATE	51%	61%	73%	20%	33%

[1]	For a share of capital stock outstanding prior to April 30, 2007.

[2]	Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown.

[3]	The total return includes a gain from settlement of a security litigation. Without this gain, the total return would have been 5.69%.

[4]	The prior investment manager fully reimbursed the Portfolio for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

[5]	Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Portfolio during the period. Without these fees, the gross and net expense ratios would both have been 0.67%.

[6]	There was no impact to the expense ratio as a result of fees paid indirectly.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

Notes to financial statements

1.	Organization and significant accounting policies
Legg Mason Partners Variable High Income Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio may value these securities at fair value as determined in accordance with the procedures approved by the Portfolio’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   31

Notes to financial statements continued

value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Credit and market risk. The Portfolio invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Portfolio’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Fees paid indirectly. The Portfolio’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Portfolio. If material, the amount is shown as a reduction of expenses on the Statement of Operations.

(g) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2008, no provision for income tax would be required in the Portfolio’s financial

32   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET	ACCUMULATED NET	PAID-IN
	INVESTMENT INCOME	REALIZED LOSS	CAPITAL
(a)	—	$18,327,807	$(18,327,807)

(b)	$269,420	(269,420)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and differences between book and tax amortization of premium on fixed income securities.

2.	Investment management agreement and other transactions with affiliates
Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Portfolio’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Portfolio’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Portfolio. Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Portfolio’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”) and LMIS served as co-distributors of the Portfolio.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   33

Notes to financial statements continued

3.	Investments
During the year ended October 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$99,532,814

Sales	126,196,306

At October 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$196,661

Gross unrealized depreciation	(70,733,846)

Net unrealized depreciation	$(70,537,185)

4.	Shares of beneficial interest
At October 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights. Prior to April 30, 2007, the Company had six billion shares of capital stock authorized with a par value of $0.00001 per share.

Transactions in shares of the Portfolio were as follows:

	YEAR ENDED	YEAR ENDED
	OCTOBER 31, 2008	OCTOBER 31, 2007
Shares sold	76,500	1,157,163

Shares issued on reinvestment	3,153,158	2,876,716

Shares repurchased	(9,109,062)	(6,279,477)

Net decrease	(5,879,404)	(2,245,598)

5.	Income tax information and distributions to shareholders
The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$21,000,029	$21,000,030

34   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

As of October 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$14,746,080

Capital loss carryforward*	(82,275,507)

Other book/tax temporary differences[a]	(241,798)

Unrealized appreciation/(depreciation)[b]	(70,537,185)

Total accumulated earnings/(losses) — net	$(138,308,410)

*	As of October 31, 2008, the Portfolio had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
10/31/2009	$(42,940,350)

10/31/2010	(21,882,303)

10/31/2011	(4,504,039)

10/31/2016	(12,948,815)

$(82,275,507)

These amounts will be available to offset any future taxable capital gains. Additionally, the capital loss carryover is subject to a current limitation of $33,948,138 as a result from an ownership change the Portfolio experienced in a prior year.

[a]	Other book/tax temporary differences are attributable primarily to differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

[b]	The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

6.	Regulatory matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management, LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Portfolio, and CGM, a former distributor of the Portfolio, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Portfolio (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   35

Notes to financial statements continued

investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as subtransfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ Boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

36   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7.	Legal matters
Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Portfolio, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   37

Notes to financial statements continued

advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Portfolio was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 6. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgment was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

8.	Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of CitiSM New York Tax Free Reserves, a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and

38   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian has filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal is pending.

9.	Recent accounting pronouncement
On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   39

Notes to financial statements continued

there is no material impact to the Portfolio’s valuation policies as a result of adopting FAS 157. The Portfolio will implement the disclosure requirements beginning with its January 31, 2009 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolio’s financial statements and related disclosures.

* * *

During September 2008, FASB Staff Position FAS 133-1 and FASB Interpretation 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding credit derivatives and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Portfolio’s financial statement disclosures.

40   Legg Mason Partners Variable High Income Portfolio 2008 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Variable Income Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Variable High Income Portfolio, a series of Legg Mason Partners Variable Income Trust, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Variable High Income Portfolio as of October 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 15, 2008

Legg Mason Partners Variable High Income Portfolio 2008 Annual Report   41

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Variable High Income Portfolio (the “Portfolio”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
ELLIOTT J. BERV c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (‘‘Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Formerly, Chief Executive Officer, Rocket City Enterprises (media) (from 2000 to 2005)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001)

A. BENTON COCANOUGHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1991

Principal occupation(s) during past five years	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (from 2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (from 2002 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

42   Legg Mason Partners Variable High Income Portfolio

JANE F. DASHER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1949

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1999

Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

MARK T. FINN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1943

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1989

Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

RAINER GREEVEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1936

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

Legg Mason Partners Variable High Income Portfolio   43

Additional information (unaudited) continued
Information about Trustees and Officers

STEPHEN R. GROSS c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1947

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1986

Principal occupation(s) during past five years	Chairman, HLB Gross Collins, PC (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, ebank Financial Services, Inc. (from 1997 to 2004)

RICHARD E. HANSON, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1985

Principal occupation(s) during past five years	Retired

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

DIANA R. HARRINGTON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1940

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Professor, Babson College (since 1992)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

44   Legg Mason Partners Variable High Income Portfolio

SUSAN M. HEILBRON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1945

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1994

Principal occupation(s) during past five years	Independent Consultant (since 2001)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

SUSAN B. KERLEY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1992

Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	Chairman (since 2005) and Trustee (since 2000), Eclipse Funds (3 funds); Chairman (since 2005) and Director (since 1990), Eclipse Funds Inc. (23 funds); Chairman and Director, ICAP Funds, Inc. (4 funds) (since 2006); Chairman and Trustee. The MainStay Funds (21 funds) (since 2007); and Chairman and Director, MainStay VP Series Fund, Inc. (24 funds) (since 2007)

Legg Mason Partners Variable High Income Portfolio   45

Additional information (unaudited) continued
Information about Trustees and Officers

ALAN G. MERTEN c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	President, George Mason University (since 1996)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	Director of Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Formerly, Director, Xybernaut Corporation (information technology) (from 2004 to 2006); Formerly, Director, Digital Net Holdings, Inc. (from 2003 to 2004); Formerly, Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. RICHARDSON PETTIT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Trustee

Term of office[1] and length of time served[2]	Since 1990

Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (from 1977 to 2006)

Number of portfolios in fund complex over- seen by Trustee	68

Other board member- ships held by Trustee	None

46   Legg Mason Partners Variable High Income Portfolio

INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer

Term of office[1] and length of time served[2]	Since 2002

Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 163 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC(“SBFM”) and Citi Fund Management Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	148

Other board member- ships held by Trustee	Trustee, Consulting Group Capital Market Funds (from 2002 to 2006)

OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1957

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served[2]	Since 2004

Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (from 1999 to 2004)

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005)

Legg Mason Partners Variable High Income Portfolio   47

Additional information (unaudited) continued
Information about Trustees and Officers

JOHN CHIOTA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1968

Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer

Term of office[1] and length of time served[2]	Since 2006

Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served[2]	Since 2003

Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served[2]	Since 2000

Principal occupation(s) during past five years	Managing Director and Deputy Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

DAVID CASTANO Legg Mason 55 Water Street, New York, NY 10041

Birth year	1971

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Treasurer of Lord Abbett mutual funds (from 2004 to 2006); Supervisor at UBS Global Asset Management (from 2003 to 2004); Accounting Manager at CAM (prior to 2003)

48   Legg Mason Partners Variable High Income Portfolio

MATTHEW PLASTINA Legg Mason 55 Water Street, New York, NY 10041

Birth year	1970

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served[2]	Since 2007

Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (from 2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.

[3]	Mr. Gerken is an “interested person” of the Portfolio as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Variable High Income Portfolio   49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2008:

Record Date:	12/20/2007

Payable Date:	12/21/2007

Dividends Qualifying for the Dividends Received Deduction for Corporations	0.12%

Please retain this information for your records.

50   Legg Mason Partners Variable High Income Portfolio

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Legg Mason Partners
Variable High Income Portfolio

Trustees

Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
  Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadvisers

Western Asset Management
Company

Western Asset Management
Company Limited

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust
Company

Transfer agent

PNC Global Investment Servicing
(formerly PFPC Inc.)
4400 Computer Drive
Westborough, Massachusetts 01581

Independent registered public
accounting firm

KPMG LLP
345 Park Avenue
New York, New York 10154

Legg Mason Partners Variable High Income Portfolio
The Portfolio is a separate investment series of Legg Mason Partners Variable Income Trust, a Maryland business trust.

LEGG MASON PARTNERS VARIABLE HIGH INCOME PORTFOLIO
Legg Mason Partners Funds
55 Water Street
New York, New York 10041

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolio’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Portfolio, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Portfolio’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable High Income Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC
Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

• Each was purposefully chosen for their commitment to investment excellence.

• Each is focused on specific investment styles and asset classes.

• Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

2008 Legg Mason Investor Services, LLC Member FINRA, SIPC
FDXX010544 12/08 SR08-718

NOT PART OF THE ANNUAL REPORT

ITEM 2. CODE OF ETHICS.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2007 and October 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $90,500 in 2007 and $95,100 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $16,000 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Variable Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Variable Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by KPMG for tax compliance, tax advice and tax planning (“Tax Services”) were $19,900 in 2007 and $11,000 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Variable Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Variable Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Income Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Variable Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer N. K. Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
b)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1)  Code of Ethics attached hereto.
Exhibit 99.CODE ETH
(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust
Date: December 30, 2008
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Income Trust

Date: December 30, 2008

By:	/s/ Frances M. Guggino (Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Income Trust

Date: December 30, 2008